UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):

September 12, 2006

ASCENDANT SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27945	75-2900905
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16250 Dallas Parkway, Suite 205, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

(972) 250-0945
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On September 12, 2006, the Ascendant Solutions, Inc. (the “Company”) Board of Directors elected Curt Nonomaque to fill the vacant Class A Board of Directors position, to serve in that capacity until the 2009 Annual Meeting of Stockholders. The Company’s Board of Directors has also elected Mr. Nonomaque to serve as a member of its Audit Committee and Chairman of the Compensation Committee.

Mr. Nonomaque is President and Chief Executive Officer of VHA Inc., a Dallas, Texas based, national health care provider alliance that offers supply chain management services and helps member networks work together to identify and implement best practices to improve operational and clinical performance. From 1986 until his election a President and Chief Executive Officer in May 2003 Mr. Nonomaque held various positions at VHA, Inc. including Executive Vice President and Chief Financial Officer, Vice President and Treasurer, Assistant Treasurer and Financial Analyst.

Before joining VHA, Nonomaque served as a banking officer for First City Bank in Dallas from 1985 to 1986. From 1983 to 1985, he was a management consultant with Arthur Andersen & Co.

Mr. Nonomaque received a Bachelor of Arts degree in biology from Baylor University and also holds a Master’s degree in Business Administration from Baylor’s Hankamer School of Business.

Mr. Nonomaque has had no prior related transactions with the company.

The board of directors has approved the issuance of 10,000 restricted common shares as a one-time new director grant to Mr. Nonomaque as a new non-employee director. These shares vest annually over a three-year period. The terms and conditions of the agreements governing these restricted common shares are set forth in the Restricted Stock Agreement, a form of which was filed in a Current Report on Form 8-K filed on May 24, 2005. Additionally, Mr. Nonomaque will participate in the Company’s non employee director compensation plan, the details of which are disclosed in a Current Report on Form 8-K filed on May 16, 2006.

Item 8.01  Other Events

As outlined above, the Company issued a press release on announcing the election of a new director, Curt Nonomaque, on September 14, 2006, which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1* Press Release dated September 14, 2006.

*  Filed Herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT SOLUTIONS, INC.

Dated: September 14, 2006	David E. Bowe
By: /s/ DAVID E. BOWE
Chief Executive Officer and President